OPPENHEIMER SHORT DURATION FUND

Supplement dated July 6, 2011 to the

Prospectus dated April 20, 2011

This supplement amends the prospectus of Oppenheimer Short Duration Fund (the "Fund"), dated April 20, 2011, (the "Prospectus") and replaces the supplement dated April 27, 2011. The Prospectus is amended as follows:

1.     The section titled "Fees and Expenses of the Fund" on page 3 of the Prospectus is deleted in its entirety and is replaced by the following:

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends and there are no redemption fees or contingent deferred sales charges.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Y
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.10%	0.10%
Total Annual Fund Operating Expenses	0.65%	0.40%
Fee Waiver and Expense Reimbursement[2]	0.05%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.60%	0.25%

1. "Other Expenses" are based on estimated amounts for the Fund's first fiscal year.

2. The Fund's investment adviser has voluntarily agreed to limit the annual total expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily assets, and to waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class Y shares. Those undertakings may not be reduced or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	1 Year	3 Years
Class A	$62	$204
Class Y	$26	$114

2.     The section titled “How the Fund is Managed – Advisory Fees” beginning on page 9 of the Prospectus is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate of 0.30%. The Manager has voluntarily agreed to waive fees in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund, to limit the annual total expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily assets, and to waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class Y shares. Those undertakings may not be reduced or withdrawn until one year from the date of this prospectus. From time to time, the Manager may also waive fees and/or reimburse expenses to assist the Fund in seeking to maintain a positive yield.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s first shareholder report following the commencement of operations.

July 6, 2011                                                                                                                                           PS1740.002